UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 11, 2012

ASHLAND INC.
(Exact name of registrant as specified in its charter)

Kentucky
(State or other jurisdiction of incorporation)

1-32532	20-0865835
(Commission File Number)	(I.R.S. Employer Identification No.)

50 E. RiverCenter Boulevard
P.O. Box 391
Covington, Kentucky  41012-0391
Registrant’s telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

Ashland Inc.’s Chairman and Chief Executive Officer, James J. O’Brien, is scheduled to speak at 1:30 p.m. EST today at the 2012 Credit Suisse Chemical and Ag Science Conference in New York City.  A copy of the supporting materials for this presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference.  The supporting materials provide summary information and are to be considered in the context of Ashland’s filings with the Securities and Exchange Commission and other public announcements.  The supporting materials include, among other things, an update on the Water Technologies commercial unit and Ashland’s recent debt refinancings.

Ashland is furnishing this information pursuant to the Securities and Exchange Commission’s Regulation FD.  By filing this report on Form 8-K, Ashland makes no admission as to the materiality of any information in this report.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

99.1           Presentation slides dated September 11, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHLAND INC.
(Registrant)

September 11, 2012	/s/ Peter J. Ganz
Peter J. Ganz
Senior Vice President and General Counsel

EXHIBIT INDEX

99.1	Presentation slides dated September 11, 2012